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                                                                     EXHIBIT 4.1

            [Form of Common Stock Certificate for GSI Commerce, Inc.]

                                     [FRONT]

Number                                                     Shares

GSI

COMMON STOCK

GSI COMMERCE(TM)

GSI COMMERCE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 36238G 10 2

THIS CERTIFIES THAT
SEE REVERSE FOR CERTAIN DEFINITIONS

is the registered owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER SHARE EACH OF THE COMMON STOCK OF


GSI COMMERCE, INC.

transferable on the books of the Corporation in person or by attorney on surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

 BY

AUTHORIZED SIGNATURE

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                                     [BACK]


                               GSI COMMERCE, INC.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right
          of survivorship and not as
          tenants in common


UNIF GIFT MIN ACT -- _________ Custodian _____________
                       (Cust)               (Minor)
              under Uniform Gifts to Minors Act
                  ________________________________
                              (State)

UNIF TRANS MIN ACT -- _________ Custodian _____________
                       (Cust)               (Minor)
              under Uniform Gifts to Minors Act
                  ________________________________
                              (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


[___________________________________]___________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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Dated____________________________


_________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signatures(s) Guaranteed:

_________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE COPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.